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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                               FORM 8-K/A
                            (AMENDMENT NO. 1)


                             CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



                              MAY 15, 2002
             Date of report (Date of earliest event reported)


                         DUPONT PHOTOMASKS, INC.
          (Exact name of registrant as specified in its charter)


                      COMMISSION FILE NO. 000-20839


              DELAWARE                             74-2238819
(State or other jurisdiction of         (IRS Employer Identification No.)
incorporation or jurisdiction)


    131 OLD SETTLERS BLVD.
        ROUND ROCK, TX                                78664
    (Address of principal                           (Zip Code)
      executive offices)


   Registrant's telephone number, including area code: (512) 310-6500


                                     N/A
     (Former names or former address, if changed since last report)

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Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

     On May 30, 2002, DuPont Photomasks, Inc. ("DPI") filed a Form 8-K report. This report is filed for the purpose of clarifying that DPI may make payment of approximately $22.0 million in 2003 or 2004.

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

          +Exhibit 10.24    DPI Dresden Equipment Purchase and DPI/IFX Supply
                            Agreement dated May 15, 2002 by and among DuPont
                            Photomasks, Inc., Blitz 02-210 GmbH and Infineon
                            Technologies AG. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

          +Exhibit 99.1     Press Release dated May 16, 2002 (regarding the
                            supply agreement).

          +Exhibit 99.2     Press Release dated May 16, 2002 (regarding the
                            creation of the joint venture).

+  Previously filed


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2002                DUPONT PHOTOMASKS, INC.



                                  By: /s/  John M. Lynn
                                     ------------------------------------------
                                      John M .Lynn
                                      Executive Vice President, General Counsel
                                        & Secretary


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                        DOCUMENT DESCRIPTION
-------                       --------------------
+10.24    DPI Dresden Equipment Purchase and DPI/IFX Supply Agreement dated
          May 15, 2002 by and among DuPont Photomasks, Inc., Blitz 02-210 GmbH and Infineon Technologies AG.  Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

+99.1     Press Release dated May 16, 2002 (regarding the supply agreement).

+99.2 Press Release dated May 16, 2002 (regarding the creation of the joint venture).

+  Previously Filed